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                                                               Exhibit 2.2


                                 RES-CARE, INC.



                  STATEMENT OF ADDITIONAL TERMS AND CONDITIONS



                           DATED AS OF MARCH 15, 1998



                                   RELATING TO



                                   $22,000,000



                  5.90% CONVERTIBLE SUBORDINATED NOTES DUE 2005












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         STATEMENT OF ADDITIONAL TERMS AND CONDITIONS, dated as of March 15,
1998 by Res-Care, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Kentucky (herein called the "Company"), having its principal executive offices at 10140 Linn Station Road, Louisville, Kentucky 40223 for the benefit of the initial holders of its 5.90% Convertible Subordinated Notes due 2005 and any subsequent holders who have acquired the Securities in accordance with the terms hereof and applicable securities laws.

RECITALS

         The Company has duly authorized the creation of an issue of its 5.90% Convertible Subordinated Notes due 2005 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Statement of Additional Terms and Conditions.

         NOW, THEREFORE, THIS STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.   DEFINITIONS.

         For all purposes of this Statement of Terms, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act of 1939, as amended, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required and permitted hereunder shall mean such accounting principles as are generally accepted and adopted by the Company at the date of this Statement of Terms; and

         (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Statement of Terms as a whole and not to any particular Article, Section or other subdivision.

         Certain terms used in Articles Twelve and Thirteen are defined in such Articles.


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         "Act" when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and filed in the Company's permanent records.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York and Louisville, Kentucky are authorized or obligated to close by law or executive order.

         "Change in Control" has the meaning specified in Section 1406.

         "Commission" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1311, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company as of March 12, 1998 or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Statement of Terms, and thereafter "Company" shall mean such successor Person.


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         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and filed in the Company's permanent corporate records.

         "Current Market Price" has the meaning specified in Section 1304.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Designated Senior Indebtedness" means the principal of, premium if any, and interest, fees, indemnification amounts, reimbursements, damages and other liabilities payable under the documentation governing indebtedness (a) under any debt facility with banks or other lenders which provides for revolving credit loans, term loans, receivables financing (including through the sale of receivables) or letters of credit to the Company or any of its subsidiaries, and
(b) any other Senior Indebtedness the principal amount of which is $5.0 million or more and that has been designated by the Company as "Designated Senior Indebtedness."

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means a Person in whose name a Security is registered in the Security Register maintained by the Company.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Maturity" when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and filed in the Company's permanent corporate records. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel who shall be reasonably acceptable to the Company.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore issued by the Company in conformity with this Statement of Terms and not theretofore purchased by the Company or an affiliate thereof for redemption, cancellation, or conversion.


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         "Outstanding Convertible Securities," means, as of the date of determination, all Securities theretofore issued by the Company in conformity with this Statement of Terms and not theretofore purchased by the Company or an affiliate thereof for redemption, cancellation, or conversion, all of the Company's 6% Convertible Subordinated Notes due 2004 issued by the Company (of which the original principal amount thereof was $109,360,000,) and all other securities theretofore issued by the Company which by their terms rank pari passu in right of payment with the Securities and such 6% Convertible Subordinated Notes and as of the date of determination outstanding for purposes of the Statement of Terms or indenture pursuant to which such notes or other securities were issued.

         "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, and interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Record Date" means either a Regular Record Date or a Special Record Date, as applicable.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Statement of Terms.

         "Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Statement of Terms on the applicable Redemption Date.

         "Regular Record Date" for the interest payable on any Interest Payment Date means March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Repurchase Date" has the meaning specified in Section 1401.

         "Repurchase Event" has the meaning specified in Section 1406.

         "Repurchase Price" has the meaning specified in Section 1401.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means the principal of and premium, if any, and interest on (a) all indebtedness of the Company for money borrowed under the Company's credit facilities and any predecessor or successor credit facilities thereto, whether outstanding on the date of execution of the Statement of Terms (such as the Company's bank credit agreement, any increase in the maximum

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principal amount thereof and any predecessor or successor facilities thereto) or thereafter created, incurred or assumed, (b) all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of the Statement of Terms or thereafter created, incurred or assumed, except any such other indebtedness that by the terms of the instrument or instruments by which such indebtedness was created or incurred expressly provides that it (i) is junior in right of payment to the Securities or (ii) ranks pari passu in right of payment with the Securities, and (c) any amendments, renewals, extensions, modifications, refinancings and refundings of the foregoing For these purposes, the Company's 6% Convertible Subordinated Notes due 2004 shall rank pari passu in right of payment with the Securities and shall not constitute Senior Indebtedness. For the purposes of this definition, "indebtedness for money borrowed" when used with respect to the Company means (i) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money (including without limitation fees, penalties or other obligations in respect thereof), whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any deferred payment obligation of, or any such obligation guaranteed by, the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, and (iii) any obligation of, or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 307.

         "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Statement of Terms" means this Statement of Additional Terms and Conditions relating to the Securities, as from time to time amended in accordance with the terms thereof.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

         "Vice President" when used with respect to the Company means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.   INTENTIONALLY OMITTED.


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SECTION 103.   INTENTIONALLY OMITTED.

SECTION 104.   ACTS OF HOLDERS; RECORD DATES.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Statement of Terms to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Statement of Terms and conclusive in favor of the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any Act by the Holders pursuant to Section 501, 502 or 512.

         (d) The ownership of Securities shall be proved by the Security
Register.

         (e) Any Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer therefor or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.


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SECTION 105.   NOTICES, ETC. TO COMPANY.

         Any Act of Holders or other documents provided or permitted by this Statement of Terms to be made upon, given or furnished to, or filed with the Company by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal executive offices or at any other address previously furnished in writing.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 106.   NOTICE TO HOLDERS; WAIVER.

         Where this Statement of Terms provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if made, given, mailed or otherwise furnished or filed in writing to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Statement of Terms provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Company, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 107.   INTENTIONALLY OMITTED.

SECTION 108.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Statement of Terms by the Company shall bind each of their respective successors and assigns, whether so expressed or not.

SECTION 110.   SEPARABILITY CLAUSE.

         In case any provision in this Statement of Terms or in the Securities shall be invalid, illegal or

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unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   BENEFITS OF THE STATEMENT OF TERMS.

         Nothing in this Statement of Terms or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities and, with respect to Article Twelve, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Statement of Terms.

SECTION 112.   GOVERNING LAW.

         This Statement of Terms and, except as may otherwise be required by mandatory provisions of law, the Securities shall be governed by and construed in accordance with the laws of the Common wealth of Kentucky, but without regard to the principles of conflicts of laws thereof.

SECTION 113.   LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Statement of Terms or of the Securities) payment of interest or principal and premium, if any, or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion; provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

SECTION 114.   NO SECURITY INTEREST CREATED.

         Nothing in this Statement of Terms or in the Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 115.   LIMITATION ON INDIVIDUAL LIABILITY.

         No recourse under or upon any obligation, covenant or agreement contained in this Statement of Terms or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Statement of Terms and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Statement of Terms

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or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Statement of Terms or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Statement of Terms and the issuance of such Security.

                                   ARTICLE TWO
                                 SECURITY FORMS

SECTION 201.   FORM OF SECURITY.

                  The Securities shall be issued in definitive form only in substantially the form set forth in Exhibit A hereto.

                                  ARTICLE THREE
                                 THE SECURITIES

SECTION 301.   TITLE AND TERMS.

         The aggregate principal amount of Securities which may shall be issued pursuant to this Statement of Terms is limited to $22,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 305, 306, 1108, or 1302.

         The Securities shall be known and designated as the "5.90% Convertible Subordinated Notes due 2005" of the Company. Their Stated Maturity shall be March 1, 2005 and they shall bear interest at the rate of 5.90% per annum, from the date of original issuance of Securities pursuant to this Statement of Terms or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on March 15 and September 15 commencing September 15, 1998, until the principal thereof is paid or made available for payment.

         The principal of and premium, if any, and interest on the Securities shall be payable in respect of Securities held of record by Holders in same day funds at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that at the option of the Company payment of interest to Holders of record may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall rank pari passu in right of payment with the Company's 6% Convertible Subordinated Notes due 2004.

         The Securities shall be subject to the transfer restrictions set forth in Section 305.

         The Securities shall be redeemable as provided in Article Eleven.


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         The Securities shall be subordinated in right of payment to Senior
Indebtedness as provided in Article Twelve.

         The Securities shall be convertible as provided in Article Thirteen

         The Securities shall be subject to repurchase at the option of the Holder as provided in Article Fourteen.

SECTION 302.   DENOMINATIONS.

         The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.   EXECUTION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         Each Security shall be dated the date of its execution and delivery by the Company.

SECTION 304.   INTENTIONALLY OMITTED.

SECTION 305.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         (a) The Company shall cause to be kept at its principal executive offices a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. At all reasonable times the Security Register shall be open for inspection by the Company.

         (b) When Securities are presented to the Company with the request (x) to register the transfer of the Securities or (y) to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Company shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Securities presented or surrendered for register of transfer or exchange:


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                  (i) shall be duly endorsed or accompanied by a written
instruction of transfer in form satisfactory to the Company (or the Securities Registrar, if one has been appointed) duly executed by the Holder thereof or by its attorney, duly authorized in writing; and

                  (ii) shall be accompanied by the following additional information and documents, as applicable: a certification of the Holder reasonably acceptable to the Company and an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

         (c) Except as otherwise required by the Company, the Securities shall bear a legend in substantially the following form:

                  THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. A HOLDER OF THIS SECURITY WILL NOT BE ABLE TO EXERCISE THE CONVERSION RIGHT PRIOR TO 367 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE OF THIS NOTE AND THEN ONLY IF THE RESALE OF THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                  THE HOLDER OF THIS SECURITY, BY ITS ACQUISITION HEREOF, AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (C) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION IF THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE

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         HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF
         RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUED UPON CONVERSION THEREOF, AFTER THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY.

         (d) The Company shall not be required to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing.

SECTION 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Company, the Company shall execute and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In every case the applicant for a substituted Security shall furnish to the Company, (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company that such Security has been acquired by a bona fide purchaser, the Company shall execute and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable or is about to be converted into Common Stock, the Company in its discretion may, instead of issuing a new Security, pay such Security or convert or authorize the conversion of the same if the applicant for such payment or conversion shall furnish to the Company such security or indemnity as set forth above.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Statement of Terms equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   PAYMENT OF INTEREST; INTEREST RIGHTS.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Payment of interest will be made in same day funds at the executive office of the Company in Louisville, Kentucky or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 1002, provided, however, that, at the option of the Company, interest on any Security may be paid by mailing checks to the addresses of the Holders thereof as such addresses appear in the Securities Register.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Holders in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and, upon depositing sufficient sums in trust for the Holders, shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the determination is made. Thereupon, the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities may be listed or designated for listing, and upon such notice as may be required by such exchange or authorized quotation system.

         Subject to the foregoing provisions of this Section, each Security delivered under this Statement of Terms upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. In the case of any Security which is converted after any Regular Record Date and on or prior to the business day next preceding next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date provided, however, that Securities so surrendered for conversion shall (except in the case of Securities or portions thereof called for redemption which is addressed in Article 11 and in
Section 1302 below) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as otherwise expressly provided above in this subsection (2), in Article 11 and in Section 1302, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 308.   PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section
307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

SECTION 309.   CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer, exchange or conversion shall, if surrendered to any Person, be delivered to the Company and shall be promptly canceled by it. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Statement of Terms. All Securities acquired or held by the Company shall be deemed to have been automatically canceled by operation of law, unless the Company shall, by Board Resolution, determine that such Securities shall continue to be Outstanding.

SECTION 310.   COMPUTATION OF INTEREST.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                      ARTICLE FOUR -- INTENTIONALLY OMITTED

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501.   EVENTS OF DEFAULT.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

                  (1) default in the payment of the principal of, or premium, if any on any Security at its Maturity, whether or not such payment is prohibited by the provisions of Article Twelve; or

                  (2) default in the payment of any interest upon any Security when it becomes due and payable, whether or not such payment is prohibited by the provisions of Article Twelve, and continuance of such default for a period of 30 days; or

                  (3) failure to provide timely notice of a Repurchase Event as required in accordance with the provisions of Article Fourteen; or

                  (4) default in the payment of the Repurchase Price in respect of any Security on the Repurchase Date therefor in accordance with the provisions of Article Fourteen, whether or not such payment is prohibited by the provisions of Article Twelve; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Statement of Terms (or with respect to the Company's 6% Convertible Subordinated Notes due 2004 in the Indenture providing for the issuance thereof) (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the holders of at least 21% in principal amount of the Outstanding Convertible Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder or under such Indenture; or

                  (6) default under one or more bonds, debentures, notes or other evidences of indebtedness for money borrowed by the Company or any Subsidiary or under one or more mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default individually or in the aggregate shall constitute a failure to pay the principal of indebtedness in excess of $10,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in indebtedness in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the holders of at least 21% in principal amount of the Outstanding Convertible Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder or under such Indenture; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (8) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action.

         Upon receipt by the Company of any Notice of Default pursuant to this
Section 501, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such Notice of Default, which record date shall be the close of business on the day the Company receives such Notice of Default. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled hereunder to join in such Notice of Default, whether or not such Holders remain Holders after such record date: provided, that unless such Notice of Default shall have become effective by virtue of the Holders of the requisite principal amount of Outstanding Convertible Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 502.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than as specified in subparagraph (7) or (8) of Section 501) occurs and is continuing, then and in every such case the holders of not less than 25% in principal amount of the Outstanding Securities (in a case specified in subparagraph (1) and (2) of Section 501) or the holders of not less than 21% in principal amount of the Outstanding Convertible Securities (in a case specified in subparagraph (5) or (6) of Section 501) may declare the principal and premium, if any, of all the Securities to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal plus any interest accrued on the securities to the date of declaration shall become immediately due and payable. If an Event of Default specified in subparagraph (7) or (8) of Section 501 occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder of Securities.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited in trust for the benefit of the Holders of the Outstanding Securities a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal of and premium, if any, on any
Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
lawful, interest upon overdue interest at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Holders of the
Outstanding Securities, their respective agents and counsel hereunder; and

                  (2) all Events of Default, other than the nonpayment of the principal of, and premium, if any, and interest on the Securities that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Company of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Company receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT.

         The Company covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal or premium, if any, on any Security at the Maturity thereof, the Company will pay to the Holders of such Securities, the whole amount then due and payable on such Securities for principal of, and premium, if any, and interest, and, to the extent that payment of such interest shall be legally enforceable, interest, on any overdue principal and premium and any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection.

         If the Company fails to pay such amounts forthwith upon such demand, the Holders of not less than 25% in principal amount of the Outstanding Securities may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute any such proceeding to judgment or final decree, and may enforce the same against the Company (or any other obligor upon the Securities) and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company (or any other obligor upon the Securities), wherever situated.

         If an Event of Default occurs and is continuing, the Holders of not less than 25% in principal amount of the Outstanding Securities may proceed to protect and enforce the rights of the Holders by such appropriate judicial proceedings as such Holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Statement of Terms or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Holders of not less than 25% in principal amount of the Outstanding Securities shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Holders allowed in any such proceeding. In particular, such Holders shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Holders.

         No provision of this Statement of Terms shall be deemed to authorize the Holders to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize any Holder to vote in respect of the claim of any other Holder in any such proceeding.

SECTION 505.   INTENTIONALLY OMITTED.

SECTION 506.   APPLICATION OF MONEY COLLECTED.

         Any money collected pursuant to this Article shall be applied in the following order, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: Subject to Article Twelve, to the holders of Senior Indebtedness and to payment of any amounts due to any trustees for any other classes of Outstanding Convertible Securities;

         SECOND: To the payment of the amounts then due and unpaid for principal of and premium, if any, on and interest on the Outstanding Convertible Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and premium, if any, and interest, respectively; and

         THIRD: The balance, if any, to the Company or any other Person or Persons determined to be entitled thereto upon provision of an Officer's Certificate or other evidence reasonably satisfactory to the Holders by the Company or such other person verifying such entitlement.

SECTION 507.   LIMITATION ON SUITS.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Statement of Terms, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Company of a continuing Event of Default;

         (2) the Holders of not less than 21% in principal amount of the Outstanding Convertible Securities shall have made written request to the Company to institute proceedings in respect of such Event of Default;

         (3) the trustee for any other series of Outstanding Convertible Securities for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (4) no direction inconsistent with such written request has been given during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Statement of Terms to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Statement of Terms, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, AND INTEREST AND TO CONVERT.

         Notwithstanding any other provision contained herein, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of a repurchase pursuant to Article Fourteen, on the Repurchase Date) and to convert such Security in accordance with

Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.   RESTORATION OF RIGHTS AND REMEDIES.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Statement of Terms and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and, the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 306, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   DELAY OR OMISSION NOT WAIVER.

         No delay or omission of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Holders, as the case may be.

SECTION 512.   CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Holders or exercising any power conferred on the Holders; provided, that such direction shall not be in conflict with any rule of law or with this Statement of Terms.

         Upon the request of 25% in principal amount of the Outstanding Securities (or such other percentage as shall be specifically provided elsewhere herein), a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Company receives such request. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 513.   WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except:

                  (1) a default in the payment of the principal of or premium, if any, or interest on any Security,

                  (2) the right of a Holder to redeem or convert the Security, or

                  (3) a default with respect to a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Statement of Terms; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   UNDERTAKING FOR COSTS. - INTENTIONALLY OMITTED.

                      ARTICLE SIX -- INTENTIONALLY OMITTED.

                                  ARTICLE SEVEN
                      HOLDERS' LISTS AND REPORTS BY COMPANY

SECTION 701.   COMPANY TO FURNISH THE NAMES AND ADDRESSES OF HOLDERS.

         The Company will compile a list of the names and addresses of the Holders as of each regular Record Date, and (b) at such other times as the Holders of a majority in principal amount of the Outstanding Securities may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

SECTION 702.   PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

         (a) The Company shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Company as provided in Section 701.

         (b) Holders shall have the right to communicate with other Holders with respect to their rights under this Statement of Terms or under the Securities.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company that neither the Company nor any agent shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made in accordance with the terms of the Trust Indenture Act or otherwise in accordance with this Statement of Terms.

SECTION 703.   INTENTIONALLY OMITTED.

SECTION 704.   REPORTS BY COMPANY.

         The Company shall transmit to Holders such information, documents and other reports as shall be transmitted to Holders of other Outstanding Convertible Securities pursuant to the Trust Indenture Act at the time and in the manner provided pursuant to the Act.

SECTION 705.   INTENTIONALLY OMITTED.

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership, limited liability company, or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an instrument supplemental hereto, in form and content substantially similar to a supplemental indenture, the due and punctual payment of the principal of and premium, if any, and interest on all the Securities and the performance or observance of every covenant of this Statement of Terms on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1311;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) such consolidation, merger, conveyance, transfer or lease does not adversely affect the validity or enforceability of the Securities; and

                  (4) the Company or the successor Person has filed in the Company's principal executive offices an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplement to the Statement of Terms is required in connection with such transaction, such supplemental instrument comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.   SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Statement of Terms with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a transfer by lease, the predecessor Person shall be relieved of all obligations and covenants under this Statement of Terms and the Securities.

                                  ARTICLE NINE
                      SUPPLEMENTS TO THE STATEMENT OF TERMS

SECTION 901.   SUPPLEMENTS TO STATEMENT OF TERMS WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution and the provisions hereunder, at any time and from time to time, may enter into one or more supplements to this Statement of Terms, in form satisfactory to Company counsel, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders or an additional Event of Default, or to surrender any right or power conferred herein or in the Securities upon the Company; or

                  (3) to secure the Securities; or

                  (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1311; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein or in the Securities, or to make any other provisions with respect to matters or questions arising under this Statement of Terms which shall not be inconsistent with the provisions of this Statement of Terms; provided, that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

                  (6) subject to the proviso contained in Section 902 of this Statement of Terms, to make any amendment to this Statement of Terms necessary to conform any common provisions to any amendment to the Indenture providing for the issuance of the 6% Convertible Subordinated Notes due

2004; provided such amendment has been approved by the holders of the requisite percentage of the outstanding 6% Convertible Subordinated Notes required under the Indenture providing for the issuance of such Notes.

SECTION 902.   SUPPLEMENTS TO STATEMENT OF TERMS WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Company, when authorized by a Board Resolution, may enter into an instrument hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Statement of Terms or of modifying in any manner the rights of the Holders under this Statement of Terms; provided, however, that no such supplemental instrument shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date), or adversely affect the right to convert any Security as provided in Article Thirteen (except as permitted by Section 901(5)), or the provisions of this Statement of Terms with respect to the subordination of the Securities, in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental instrument, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Statement of Terms or certain defaults hereunder and their consequences provided for in this Statement of Terms, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Statement of Terms cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental instrument, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   INTENTIONALLY OMITTED.

SECTION 904.   EFFECT OF SUPPLEMENTS TO STATEMENT OF TERMS.

         Upon the execution of any supplemental instrument under this Article, this Statement of Terms shall be modified in accordance therewith, and such supplemental instrument shall form a part of this Statement of Terms for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   INTENTIONALLY OMITTED.

SECTION 906.   REFERENCE IN SECURITIES TO SUPPLEMENTS TO STATEMENT OF TERMS.

         Securities authenticated and delivered after the execution of any supplement to this Statement of Terms pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplement. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplement may be prepared, executed, and delivered by the Company in exchange for Outstanding Securities upon surrender of such Outstanding Securities.

SECTION 907.   NOTICE OF SUPPLEMENTS.

         Promptly after the execution by the Company of any supplemental instrument pursuant to Section 902, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental instrument.

                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001.  PAYMENT OF PRINCIPAL AND INTEREST.

         The Company will duly and punctually pay the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Statement of Terms.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in Louisville, Kentucky an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, where Securities may be surrendered for exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Statement of Terms may be served. The Company will give prompt written notice to the Holders of the location, and any change in the location, of any such office or agency.

SECTION 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         Because the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any, and interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to 11:00 a.m. (Louisville time) on each due date of the principal of, and premium, if any, and interest on any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal and any premium and interest so becoming due, such sum to be held as provided by the Trust Indenture Act.

         Any money then placed by the Company in trust for the payment of the principal of and premium, if any, and interest on any Security and remaining unclaimed for two years after such principal and premium, if any, and interest has become due and payable shall be paid to the Company on Company Request, or shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004.  STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will file with its permanent corporate records, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Statement of Terms (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and the existence, rights (charter and statutory) and franchises of each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.  WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1005, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.  RIGHT OF REDEMPTION.

         The Securities may be redeemed at the election of the Company, in whole or from time to time in part, at any time on or after March 15, 2001, at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued and unpaid interest up to but not including the Redemption Date.

SECTION 1102.  APPLICABILITY OF ARTICLE.

         Redemption of Securities at the election of the Company as permitted by any provision of this Statement of Terms shall be made in accordance with such provision and this Article.

SECTION 1103.  ELECTION TO REDEEM; NOTICE.

         The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company, notify the Holders in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company, notify the Holders in writing of such Redemption Date.

SECTION 1104.  SELECTION OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Company, from the Outstanding Securities not previously called for redemption, by lot.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Company as Outstanding for the purpose of such selection. In any case where more than one Security is registered in the same name, the Company in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

         For all purposes of this Statement of Terms, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (a) the Redemption Date,

         (b) the Redemption Price,

         (c) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

         (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that (unless the Company shall default in payment of the Redemption Price) interest thereon will cease to accrue on and after said date,

         (e) the conversion price, the date on which the right to convert the Securities to be redeemed will terminate (which right shall extend at least until two business days prior to the Redemption Date) and the place or places where such Securities may be surrendered for conversion,

         (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

         (g) that, unless the Company defaults in making the redemption payment, the only remaining right of the Holders shall be to receive payment of the Redemption Price upon presentation and surrender of the Securities.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company at least 30 days prior to the Redemption Date in the name and at the expense of the Company.

SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

         At or prior to 9:00 a.m. (Louisville time) on any Redemption Date, the Company shall segregate and hold in trust as provided in Section 1003 an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date other than any Securities or portions thereof called for redemption on that date which have been delivered to the Company for cancellation or converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.  SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company maintained for that purpose pursuant to
Section 1002 (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1109.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying segregating in trust for the benefit of the Holders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price, together with interest accrued to (but excluding) that date fixed for redemption, of such Securities which have not been surrendered for conversion. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price of such Securities, together with interest accrued to (but excluding) the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversions, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. The Company shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities.

                                 ARTICLE TWELVE
                           SUBORDINATION OF SECURITIES

SECTION 1201.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, at all times and in all respects, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1202.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefits of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness; or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of and premium, if any, or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

         In the event that, notwithstanding the foregoing provisions of this Section, the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, general assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1203. PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF SECURITIES.

         In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of or premium, if any, or interest on the Securities or on account of the purchase or other acquisition of Securities.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to such Holder, as the case may be, then and in such event such payment shall be paid over the delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1204.  PAYMENT WHEN DESIGNATED SENIOR INDEBTEDNESS IN DEFAULT.

         No payment shall be made with respect to the principal of, or premium, if any, or interest on any Security (including, but not limited to, the redemption price with respect to the Security to be called for redemption in accordance with Article 11 or submitted for repurchase in accordance with
Article 14, as the case may be, as provided in this Statement of Terms), if:

         (a) a default in the payment of principal, premium, interest, rent or other obligations due on any Designated Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness occurs and is continuing (or, in the case of Designated Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Designated Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist (a "Payment Default"); or

         (b) a default, other than a Payment Default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity (a "Non Payment Default") and the Company receives a notice of default (a "Payment Blockage Notice") from a Holder.

         If the Company receives any Payment Blockage Notice pursuant to clause
(b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (1) at least 365 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice, and (2) all scheduled payments of principal, premium, and interest on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Company shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

                  (x)   the date upon which the default is cured or waived;

                  (y) in the case of a default referred to in clause (b) above, the date the applicable Payment Blockage Notice is retracted by written notice to the Company from a representative of the holders of the Designated Senior Indebtedness which have given the Payment Blockage Notice; or

                  (z) in the case of a default referred to in clause (b) above, 179 days pass after notice is received by the Company if the maturity of such Designated Senior Indebted ness has not been accelerated, unless this
                        Article 12 otherwise prohibits the payment or distribution at the time of such payment or distribution.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Holders.

         The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1205.  PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article or elsewhere in this Statement of Terms or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, general assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203 or 1204, from making payments at any time of principal of and premium, if any, and interest on the Securities, or (b) the application by the Company of any money deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Company, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1206.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

         Subject to the payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and Interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities would otherwise be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1207.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Statement of Terms or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Statement of Terms, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the such Holder.

SECTION 1208.  COMPANY TO EFFECTUATE SUBORDINATION.

         Each holder of a Security by his acceptance thereof authorizes and directs the Company on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Company his attorney-in-fact for any and all such purposes.

SECTION 1209.  NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Statement of Terms, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior

Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1210.  INTENTIONALLY OMITTED.

SECTION 1211.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1212.  INTENTIONALLY OMITTED.

SECTION 1213.  INTENTIONALLY OMITTED.

SECTION 1214.  INTENTIONALLY OMITTED.

SECTION 1215.  CERTAIN CONVERSIONS DEEMED PAYMENT.

         For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any class of capital stock of the Company and
(b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Statement of Terms or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Thirteen.

SECTION 1216.  NO SUSPENSION OF REMEDIES.

         Nothing contained in this Article shall limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Statement of Terms or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of

Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

                                ARTICLE THIRTEEN
                            CONVERSION OF SECURITIES

SECTION 1301.  CONVERSION PRIVILEGE AND CONVERSION PRICE.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which equals $1,000 or any integral multiple thereof may be converted at any time beginning on the date 367 days after the date of issuance of such Security and prior to redemption or final maturity of Securities under this Statement of Terms at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on March 15, 2005. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the second business day next preceding the applicable Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $38.7531 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f), (g) and (i) of
Section 1304.

SECTION 1302.  EXERCISE OF CONVERSION PRIVILEGE.

         In order to exercise the conversion privilege, the Holder of any Security shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to
Section 1002, accompanied by written notice to the Company in the form provided in the Security (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

         Securities surrendered for conversion during the period after any Regular Record Date next preceding any Interest Payment Date to the close of business on the business day next preceding such Interest Payment Date shall (unless such Security or portion thereof being converted shall have been called for redemption during the period from the close of business on such Regular Record Date to the close of business on the second business day next succeeding the following Interest Payment Date, as described in the succeeding sentence) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Security. If such Security or portion thereof being converted shall have been called for redemption during the period from the close of business on the Regular Record Date to the close of business on the second business day next succeeding the following Interest Payment Date, then such Security or portion thereof shall be accompanied by payment in funds acceptable to the Company of an amount equal to the difference between (i) the interest on the principal amount of such Security or portion thereof payable on such Interest Payment Date and (ii) the amount of accrued interest on the principal amount of such Security or portion thereof to but not including the date of Conversion Date. Except as provided above in this
Section 1302 and subject to the fourth paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes of the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

SECTION 1303.  FRACTIONS OF SHARES.

         No fractional share of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) at the close of business on the day of conversion (or, if such day is not a Trading Day (as hereafter defined), on the Trading Day immediately preceding such day).

SECTION 1304.  ADJUSTMENT OF CONVERSION PRICE.

         (a) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph

(a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (b) Subject to paragraph (h) of this Section, in case the Company shall pay or make a dividend or other distribution on the Common Stock consisting exclusively of, or shall otherwise issue to all holders of the Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (determined as provided in paragraph (i) of this Section) on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

         (d) Subject to the last sentence of this paragraph (d) and to paragraph
(h) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of the Common Stock evidences of its indebtedness, shares of any class of its capital stock, cash or other assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution paid exclusively in cash and excluding any dividend or distribution referred to in paragraph (a) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (i) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of capital stock, cash and other assets to be distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d) by reference to the actual or when- issued trading market for any securities comprising part or all of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (i) of this Section, to the extent possible. For purposes of this paragraph (d), any dividend or distribution that includes shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (x) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock, such rights or warrants or such convertible or exchangeable securities (making any conversion price reduction required by this paragraph (d)) immediately followed by (y) in the case of such shares of Common Stock or such rights or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (a) and (b) of this Section, except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph (a) of this Section, except the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

         (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d) of this Section or in connection with a transaction to which Section 1311 applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no conversion price adjustment pursuant to this paragraph (e) has been made previously and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding such date of determination and in respect of which no conversion price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds the greater of
(I) 10.0% of the product of the Current Market Price (determined as provided in paragraph (i) of this Section) on such date of determination times the number of shares of Common Stock outstanding on such date or (II) the Company's retained earnings on the date fixed for determining the stockholders entitled to such distribution, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (i) of this Section) on such date less the amount of cash to be distributed at such time applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

         (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the last time that tenders may be made pursuant to such tender offer (as it shall have been amended) (the "Expiration Time") that, together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the Expiration Time of the other consideration paid in respect of any other tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to this paragraph (f) has been made previously and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to paragraph (e) of this Section has been made previously, exceeds the greater of (I) 10.0% of the product of the Current Market Price (determined as provided in paragraph (i) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time or (II) the Company's retained earnings as of the Expiration Time, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (x) the product of the Current Market Price (determined as provided in paragraph (i) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares at the Expiration Time minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon consummation of such tender offer and the denominator shall be the product of (A) such Current Market Price times (B) such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender offer (the "Purchased Shares"), such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided, that if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this paragraph (f) shall, pending such final determination, be made based upon the preliminarily announced results of such tender offer, and, after such final determination shall have been made, the adjustment required by this paragraph
(f) shall be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined.

         (g) In case a tender offer or exchange offer made by a Person other than the Company or any Subsidiary, which offer is not recommended for rejection by the Company's Board of Directors, shall be consummated with respect to such number of shares of Common Stock which, as of the closing date of such tender offer or exchange offer, as amended, increases the acquiring Person's ownership of Common Stock to more than 25% of the total shares of Common Stock outstanding and if the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of any other consideration included in such payment per share of Common Stock exceeds the current market price per share of Common Stock on the Business Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender offer or exchange offer, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the closing of such offer by a fraction of which the numerator shall be (x) the product of the current market price (determined as described above in this paragraph (g)) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares at the closing) minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon the consummation of such offer and the denominator shall be the product of (A) the current market price (as determined above) times (B) such number of outstanding shares at the closing minus the number of shares accepted for payment in such tender offer or exchange offer, such reduction to become effective immediately prior to the opening of business on the day following the closing; provided, that if the number of shares tendered or exchanged or the aggregate consideration payable therefor has not been finally determined by such opening of business, the adjustment required by this paragraph shall, pending such final determination, be made based upon the preliminarily announced results of such tender or exchange offer, and, after such final determination shall have been made, the adjustment required by this paragraph shall be made based upon the number of shares tendered or exchanged and the aggregate consideration payable therefor as so finally determined. The adjustment referred to in the paragraph will generally not be made, however, if, as of the closing of such tender offer or exchange offer, the offering documents with respect to such offer disclose a plan or an intention to cause the Company to engage in a consolidation or merger of the Company, or a sale of all or substantially all of the Company's assets.

         (h) The reclassification of Common Stock into securities which include securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1311 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to such distribution" within the meaning of paragraph (d) of this Section), and
(ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph
(c) of this Section).

         Rights or warrants issued by the Company to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock (either initially or under certain circumstances), which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this
Section 1304 not be deemed issued or distributed until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 1304. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Statement of Terms are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 1304 was made, (1) in the case of any such rights or warrant which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

         Notwithstanding any other provision of this Section 1304 to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 1304 if the Company makes proper provision so that each holder of Securities who converts a Security (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversions, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Security into Common Stock.

         (i) For the purpose of any computation under this paragraph and paragraphs (b), (d) and (e) of this Section, the current market price per share of Common Stock (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 10 consecutive Trading Days immediately prior to the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs during such 10 consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (d) or
(e) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purpose of any computation under paragraph (f) of this Section, the Current Market Price on any date shall be deemed to be the average of the daily

Closing Prices for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the Commencement Date and prior to the Expiration Time for the tender offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event. The closing price for any Trading Day (the "Closing Price") shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq Stock Market's National Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the applicable securities exchange or in the applicable securities market and the term "'ex' date," (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
(iii) when used with respect to any tender offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time.

         (j) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (a), (b), (c), (d), (e), (f) and (g) of this Section, as it considers to be advisable (as evidenced by a Board Resolution) in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

         (k) No adjustment in the conversion price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (k)) would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (l) Notwithstanding any other provision of this Section 1304, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action to increase the par value per share of the Common Stock.

SECTION 1305.  NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

         Whenever the conversion price is adjusted as herein provided:

         (a) the Company shall compute the adjusted conversion price in accordance with Section 1304 and shall prepare an Officers' Certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

         (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

SECTION 1306.  NOTICE OF CERTAIN CORPORATE ACTION.

         In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a conversion price adjustment pursuant to paragraph (e) of Section 1304; or

         (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding shares of capital stock or option for capital stock issued pursuant to a benefit plan for employees, officers or directors of the Company); or

         (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

         (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); or

         (f) the Company shall receive notice of a tender offer or exchange offer with respect to 25% or more of its outstanding Common Stock;

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 21 days (or 11 days in any case specified in clause (a), (b), (e), or (f) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer or exchange offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof or exchange offer (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 1306.

SECTION 1307.  COMPANY TO RESERVE COMMON STOCK.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the shares of Common Stock held in treasury, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities. Shares of Common Stock issuable upon conversion of outstanding Securities shall be issued out of the Common Stock held in Treasury to the extent available.

SECTION 1308.  TAXES ON CONVERSIONS.

         The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1309.  COVENANT AS TO COMMON STOCK.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1308, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1310.  CANCELLATION OF CONVERTED SECURITIES.

         All Securities delivered for conversion shall be canceled by the Company, which shall dispose of the same as provided in Section 309.

SECTION 1311.  PROVISIONS OF CONSOLIDATION, MERGER OR SALE OF ASSETS.

         In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver a supplemental instrument providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1301, to convert such Security only into the kind and amount of securities, cash and other property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental instrument shall provide for adjustments which, for events subsequent to the effective date of such supplemental instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

SECTION 1312.  INTENTIONALLY OMITTED.

                                ARTICLE FOURTEEN
                           RIGHT TO REQUIRE REPURCHASE

SECTION 1401.  RIGHT TO REQUIRE REPURCHASE.

         In the event that there shall occur a Repurchase Event (as defined in Section 1406), then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Section 1203, purchase, all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Repurchase Event as contemplated in Section 1402(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest, but excluding, to the Repurchase Date.

SECTION 1402.  NOTICE; METHOD OF EXERCISING REPURCHASE RIGHT.

         (a) On or before the 15th day after the occurrence of a Repurchase Event, the Company shall give notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the Security Register.

         Each notice of a repurchase right shall state:

                  (1) the event constituting the Repurchase Event and the date thereof,

                  (2) the Repurchase Date,

                  (3) the date by which the repurchase right must be exercised,

                  (4) the Repurchase Price, and

                  (5) the instructions a Holder must follow to exercise a repurchase right.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right.

         (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) on or before the close of business on the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchased right is being made thereby, and (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

         In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Security or Securities as to which the repurchase right had been exercised. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver for issuance in the name of the Holder a new Security or Securities, containing identical terms and conditions, in the aggregate principal amount of the unrepurchased portion of such surrendered security.

SECTION 1403.  DEPOSIT OF REPURCHASE PRICE.

         On or prior to the Repurchase Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Repurchase Price of the Securities which are to be repaid on the Repurchase Date.

SECTION 1404.  SECURITIES NOT REPURCHASED ON REPURCHASE DATE.

         If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum borne by such Security.

SECTION 1405.  SECURITIES REPURCHASED IN PART.

         Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and deliver to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 1406.  CERTAIN DEFINITIONS.

         For purposes of this Article:

         (a) A "Repurchase Event" shall have occurred upon the occurrence of a Change in Control or Termination of Trading after the date of this Statement of Terms and on or prior to March 15, 2005.

         (b) A "Change in Control" shall occur when:

                  (i) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons;

                  (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consider ation) or (B) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of Common Stock immediately before such transaction;

                  (iii) any person, or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company; or

                  (iv) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

                  (v) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         (c) A "Termination of Trading" shall occur if the Common Stock (or other common stock into which the Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

         This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Statement of Additional Terms and Conditions to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        RES-CARE, INC.


                                        By:      ___________________________

                                        Name:    ___________________________

                                        Title:   ___________________________


Attest:  ________________________________


Name:    ________________________________


Title:   ________________________________

                                    EXHIBIT A


          FORM OF FACE OF 5.90% CONVERTIBLE SUBORDINATED NOTE DUE 2005:



             THIS SECURITY IS SUBJECT TO SUBSTANTIAL RESTRICTIONS ON
           TRANSFER, AS SET FORTH IN THE RESTRICTIVE TRANSFER LEGENDS
                  CONTAINED ON PAGE R-11 ON THE REVERSE HEREOF.

                                 RES-CARE, INC.

                  5.90% CONVERTIBLE SUBORDINATED NOTES DUE 2005

                                                               NO. K-________


     Res-Care, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Kentucky (herein called the "Company," which term includes any successor Person under the Statement of Terms hereinafter referred to), for value received, hereby promises to pay to the order of _______________________, or its registered assigns, the principal sum of __________ Dollars ($_________) on March 15, 2005 upon surrender hereof to the Company or any agent which may hereafter be designated, and to pay interest thereon from the date of original issuance of the Securities or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 1998 at the rate of 5.90% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and upon such notice as may be required by such exchange, all as more fully provided in said Statement of Terms. Notice of a Special Record Date shall be given to Holders of Securities not less than 10 days prior to such Special Record Date. Payment of the principal of and premium, if any, and interest on this Security will be made in same day funds at the office or agency of the Company maintained for that purpose in Louisville, Kentucky in such coin or currency of the United States of America as of the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest in respect of Securities may be made by check mailed to the address of the Holders thereof as such addresses shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: March 12, 1998                RES-CARE, INC.


                                     By: _______________________________________
                                         Authorized Officer

Attest:


___________________________________

        FORM OF REVERSE OF 5.90% CONVERTIBLE SUBORDINATED NOTE DUE 2005:


                                 RES-CARE, INC.

                  5.90% CONVERTIBLE SUBORDINATED NOTES DUE 2005

                               REVERSE OF SECURITY


         This Security is one of a duly authorized issue of Securities of the Company designated as its 5.90% Convertible Subordinated Notes due 2005 (herein called the "Securities"), limited in aggregate principal amount to $22,000,000 issued and to be issued under a Stock Purchase Agreement dated as of February 4,1998 among Res-Care, Inc., Normal Life, Inc., and J. Robert Shaver, Kathryn S. Graham, Frederic H. Davis, and certain individuals listed on Schedule A to the Stock Purchase Agreement (the "Agreement") and pursuant to the Statement of Additional Terms and Conditions relating to the Securities included as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission in March, 1998 to reflection completion of the transactions contemplated the foregoing agreement (herein called the "Statement of Terms"), to which Statement of Terms reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         Subject to and upon compliance with the provisions of the Statement of Terms, the Holder of this Security is entitled, at his or her option, at any time on or after 367 days after the date of original issuance of this Security and on or before the close of business on March 15, 2005, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the second business day preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock at a conversion price equal to $38.7531 principal amount for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Statement of Terms) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its principal executive office in Louisville, Kentucky or at such agency maintained for that purpose as the Company shall designate from time to time, accompanied by written notice to the Company in the form provided in this Security (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the opening of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Statement of Terms), no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Stock issued upon conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional share the Company shall pay a cash adjustment as provided in the Statement of Terms. The conversion price is subject to adjustment as provided in the Statement of Terms. In addition, the Statement of Terms provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Statement of Terms shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

         The Securities are subject to redemption upon not less than 30 and not more than 60 days' notice by mail, at any time on or after March 15, 2001 and prior to Maturity, as a whole or in part, at the election of the Company, at the Redemption Prices set forth below, expressed as percentages of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date).

         If redeemed during the period beginning March 15 in the year indicated, and ending on the succeeding February 14, the redemption price shall be:


         REDEMPTION YEAR                               REDEMPTION PRICE
         ---------------                               ----------------
              2001                                         103.37%
              2002                                         102.53%
              2003                                         101.68%
              2004                                         100.85%
              2005                                         100.00%

in each case together with accrued and unpaid interest, if any, up to but not including the date of redemption.

         In certain circumstances involving the occurrence of a Repurchase Event (as defined in the Statement of Terms), the Holder hereof shall have the right to require the Company to repurchase all or any part of this Security at 100% of the principal amount hereof, together with accrued and unpaid interest, if any, to the Repurchase Date, but interest installments whose Stated Maturity is on or prior to such Repurchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Statement of Terms.

         In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Securities shall rank pari passu in right of payment with the Company's 6% Convertible Subordinated Notes due 2004.

         The indebtedness evidenced by this Security is, in all respects, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Statement of Terms with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by the provisions of the Statement of Terms, (b) authorizes the Company to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Company his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Statement of Terms.

         The Statement of Terms permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities subject to the Statement of Terms at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, and, under certain limited circumstances, by the Company, without the consent of the Holders. The Statement of Terms also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions governing the Notes and to waive certain past defaults and Events of Default under the Statement of Terms and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No provision of this Security or of the Statement of Terms shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Statement of Terms.

         Subject to certain limitations set forth in the Statement of Terms, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of, and premium, if any, and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company (and, if one has been appointed, the Security Registrar) duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in fully registered form without coupons in minimum denominations of $1,000 and any integral multiple thereof. Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange except as provided in the Statement of Terms, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner hereof for all purposes, except as provided in this Security, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Statement of Terms shall have the meanings assigned to them in the Statement of Terms. The Company will furnish to any Holder upon written request and without charge a copy of the Statement of Terms, which shall also be available for inspection at the Company's executive offices and shall be on file with the Securities and Exchange Commission so long as the Company has securities registered thereunder.


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



                           [FORM OF CONVERSION NOTICE]


TO RES-CARE, INC.

         The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock of Res-Care, Inc. in accordance with the terms of the Statement of Terms referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Security to be converted (unless this Security has been called for redemption). If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


Dated:   __________________________         ___________________________________
                                                        Signature(s)

Signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15, if shares of Common Stock are to be delivered, or Securities to be issued, other than to and in the name of the registered Holder.


____________________________________
Signature Guarantee




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



Fill in for registration of shares of Common Stock if they are to be delivered, or Securities if they are to be issued, other than to and in the name of the registered Holder:


         (Name)

         (Street Address)

         (City, State and zip code)

(Please print name and address)


Register:         _____ Common Stock

                  _____ Securities

(Check appropriate line(s)).

Principal amount to be converted (if less than all):          $__________,000




                                        _______________________________________
                                        Social Security or other Taxpayer Iden-
                                        tification Number of owner


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



                                 ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:
_______________________________________________________________________________

_______________________________________________________________________________

(Insert assignee's social security or tax ID number) __________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint:
_______________________________________________________________________________

_______________________________________________________________________________

Agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.
_______________________________________________________________________________


Date:___________________      Your signature: _________________________________
                                             (Sign exactly as your name appears
                                              on the face of this Security)


Signature Guarantee: __________________________________


         The signature to this assignment should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.


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



              [FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                     REGISTRATION OF TRANSFER OF SECURITIES]

                      CERTIFICATE FOR EXCHANGE OR TRANSFER


Re: 5.90% Convertible Subordinated Notes due 2005

         This Certificate relates to $_________ principal amount of Securities held in **____________ book-entry or **____________ definitive form by _________
(the "Transferor").

The Transferor **:

          In connection with such request and in respect of each such security, the Transferor does hereby certify to the Company that Transferor is familiar with the Statement of Terms relating to the above captioned Notes and, as provided in Section 305 of such Statement of Terms, the transfer of this Security does not require registration under the Securities Act (as defined below) because **:


 O Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Statement of Terms). If such Security is being transferred in accordance with Rule 144 under the Securities Act, an opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Statement of Terms).

O Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(f)(i)(C) of the Statement of Terms).

         You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


Date: ______________________                  By: _____________________________
                                                  [INSERT NAME OF TRANSFEROR]

------------------------
** Check applicable box.



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



                      [OPTION OF HOLDER TO ELECT PURCHASE]

         IF YOU WISH TO HAVE THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO
SECTION 1401 OF THE STATEMENT OF TERMS, CHECK THE BOX: O

         If you wish to have a portion of this Security (which is $1,000 or an integral multiple thereof) purchased by the Company pursuant to Section 1401 of the Statement of Terms, state the amount you wish to have purchased:

$  ______________________

Date: ___________________           Your Signature(s): ________________________

                                    Tax Identification No.: ___________________

(SIGN EXACTLY AS YOUR NAME APPEARS ON THE FACE OF THIS SECURITY)

Signature Guarantee: __________________________________________________________

         The signature to this option of holder to elect purchase should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. A HOLDER OF THIS SECURITY WILL NOT BE ABLE TO EXERCISE THE CONVERSION RIGHT PRIOR TO 367 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE OF THIS NOTE AND THEN ONLY IF THE RESALE OF THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933.

         THE HOLDER OF THIS SECURITY, BY ITS ACQUISITION HEREOF, AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (C) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION IF THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUED UPON CONVERSION THEREOF, AFTER THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY.

                                     R - 10